Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Total Identity Corp. (the "Registrant") on Form 10-QSB for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I Matthew P. Dwyer, Chief Executive Officer and Jeffrey Hoffman Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report Fully complies with the requirements of Section
13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Dated: September 24, 2004
By: /s/ Matthew P. Dwyer

Chief Executive Officer

Dated: September 24, 2004
By: /s/ Jeffrey Hoffman

Chief Financial Officer